UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			Washington D.C., 20549

				Form 8-K

				CURRENT REPORT


		     Pursuant to Section 13 or 15(d) of the
			Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported) August 21, 1996


			Commission file number 0-16734


			     C.E.C. INDUSTRIES CORP.
		(Exact name of registrant as specified in charter)

		Nevada                               87-0217252
	(State of other jurisdiction of              (I.R.S. Employer
	incorporation or organization)               Identification Number)

	23 Cactus Garden Drive, F-60
	Green Valley (Henderson), Nevada             89014
	(Address of Principal Executive Office)      (Zip Code)
				(702) 893-4747
	(Registrant's Telephone Number, Including Area Code)

				   Copies To:
				 Gerald Levine
				   President
			23 Cactus Garden Drive, F-23
			    Henderson, Nevada 89014
				  (702)893-4747

C.E.C. Industries Corp. Page 2

Item No 1       Changes in Control of Registrant.

On August 21, 1996 the Company elected new Directors and Officers for Fiscal 1997. The following persons were elected as Directors: Gerald Levine, Marie A. Levine, Jan Smith, Alvin B. Green and Gerald A. Krupp.

Item No. 2.     Acquisition or Disposition of Assets.

The Board of Directors unanimously approved a letter of intent with Cybernetic Services, Inc.(CSI) whereby CEC would exchange common voting shares of CEC for 100% of the outstanding shares of CSI.

Item No. 3.     Bankruptcy or Receivership.

No events to report.

Item No. 4.     Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.     Other Events.

No events to report.

Item No. 6.     Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

No events to report.

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C.E.C. IIndustriesCorp. Page Three



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By: /s/Gerald Levine                    Dated:   August 21, 1996
       Gerald Levine, President